                                                                  EXHIBIT (j)(2)






                          INDEPENDENT AUDITORS' CONSENT

The Shareholders and Board of Trustees
ING Variable Products Trust:

We consent to the use of our reports dated February 16, 2004 incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Other Information" in the Statement of Additional Information.

                                   /s/KPMG LLP

Los Angeles, California
April 15, 2004